Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marella Thorell, Co-Chief Executive Officer, Co-President, and Chief Financial Officer of Seres Therapeutics, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)
The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2025	/s/ Marella Thorell
Marella Thorell
Co-Chief Executive Officer, Co-President, Executive Vice President and Chief Financial Officer (Co-Principal Executive Officer and Principal Financial and Accounting Officer)